UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 9, 2010
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Ground Lease with the United States Government
In connection with the acquisition of the Hotel Monaco Washington DC (the “Hotel”), described in Item 2.01 of this Current Report on Form 8-K (the “Acquisition”), a subsidiary of Pebblebrook Hotel Trust (the “Company”) assumed from Tariff Building Associates, L.P. (“Tariff Building Associates”), an unaffiliated third party, the noncancelable ground lease for the building property and land (the “Lease”) with the United States Government acting by and through the Administrator of General Services. Pursuant to the Lease, which expires on November 30, 2059, the Company is required to pay the greater of a base rent or a percentage of gross hotel revenues in excess of $10,000,000 (as adjusted for consumer price index (“CPI”) increases) and gross food and beverage revenues in excess of $4,000,000 (as adjusted for CPI increases), as defined in the Lease. The percentage of gross hotel revenues and food and beverage revenues ranges from 3% in the initial years to 8.5% in the later years of the Lease. Base rent is adjusted upward for the increase, if any, in the CPI. A copy of the Lease and the Assignment and Assumption of GSA Lease, pursuant to which the Lease was assumed from Tariff Building Associates, are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated by reference herein.
Note Payable Obligation and Accompanying Agreements
Also in connection with the Acquisition, a subsidiary of the Company assumed from Tariff Building Associates, an unaffiliated third party, a note payable obligation collateralized by the Hotel (the “Promissory Note”). Cash from the Hotel’s operations account may be used to fund debt service. The outstanding principal balance on the Promissory Note is $35 million. The Promissory Note has a fixed interest rate of 5.68% per annum and requires monthly interest-only payments through March 11, 2012, the maturity date. A copy of the Promissory Note and the Assumption Agreement, pursuant to which the Promissory Note was assigned from Tariff Building Associates, are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. As a condition to the loan assumption, the Company’s operating partnership was required to execute a guaranty, pursuant to which it agrees to indemnify the lender for losses arising out of (a) the borrower’s failure to comply with certain “special-purpose entity” provisions in the Deed of Trust, (b) the borrower’s consent to any amendment or termination of the Lease or certain other operating leases, (c) the borrower’s failure to cause all rent payments to be deposited into the applicable rent account or, after an event of default, into a central account, or (d) the lender’s inability to exercise its remedies under the loan documents during any period of when any event of default has occurred and is continuing under the loan documents.
In addition to, and in conjunction with, the Promissory Note, the Company’s subsidiary assumed, pursuant to the Assumption Agreement, a Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing (the “Deed of Trust”), dated as of February 23, 2007, pursuant to which the Promissory Note was secured, and all of the other loan documents. A copy of the Deed of Trust is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On September 9, 2010, a subsidiary of the Company completed its acquisition of the 183-room Hotel Monaco Washington DC for $74.0 million from Tariff Building Associates, L.P., an unaffiliated third party. The Hotel will continue to be managed by Kimpton Hotel and Restaurants Group, LLC (“Kimpton”), the current manager of the Hotel, pursuant to a management agreement between the Company’s taxable real estate investment trust subsidiary and Kimpton. The management agreement matures on June 30, 2032 and provides for base management fees and incentive management fees within the ranges described in the Company’s final prospectus for its initial public offering filed with the Securities and Exchange Commission pursuant to Rule 424 (b) under the Securities Act of 1933, as amended (the “Securities Act”). The management agreement is terminable upon sale with the payment of a termination fee. In addition, the agreement contains other terms and provisions customarily found in hotel management agreements. The transaction was funded with $39.0 million of cash from the Company’s initial public offering and the assumption of the $35.0 million mortgage more fully described in Item 1.01 of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this item 2.03.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on September 9, 2010 announcing that it had closed on the previously announced acquisition of the Hotel Monaco Washington DC located in Washington, D.C. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
A copy of materials about this property that the Company intends to distribute is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated by reference herein. Additionally, the Company has posted those materials in the investor relations section of its website at www.pebblebrookhotels.com.
This information, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any of those filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
In reliance on General Instruction B.3. to Form 8-K, the financial statements required by Item 9.01(a) are incorporated herein by reference to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on July 13, 2010.
(b) Pro Forma Financial Information.
In reliance on General Instruction B.3. to Form 8-K, the pro forma financial information required by Item 9.01(b) is incorporated herein by reference to the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on July 13, 2010.
(d) Exhibits.

Exhibit No.	Description
10.1	Lease, dated December 1, 1999, by and between the United States of America, acting through the Administrator of General Services, and Tariff Building Associates, L.P.

10.2	Assignment and Assumption of GSA Lease, by and among the United States of America, acting by and through the Administrator of General Services and Authorized Representatives, Tariff Building Associates, L.P., and Jayhawk Owner LLC

10.3	Promissory Note by Tariff Building Associates, L.P. in favor of Wachovia Bank, National Association

10.4	Assumption Agreement, by and among Bank of America, N.A., as successor to Wells Fargo Bank, N.A., as trustee for the registered holders of COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2, Tariff Building Associates, L.P., Kimpton Development Opportunity Fund, L.P., Jayhawk Owner LLC, and Pebblebrook Hotel, L.P.

10.5	Deed of Trust, Security Agreement, Assignment of Rents and Fixtures Filing dated as of February 23, 2007 by and among Tariff Building Associates, L.P., as borrower, First American Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as lender

99.1	Press release issued on September 9, 2010

99.2	Materials about the Hotel Monaco Washington DC

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
September 13, 2010	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease, dated December 1, 1999, by and between the United States of America, acting through the Administrator of General Services, and Tariff Building Associates, L.P.

10.2	Assignment and Assumption of GSA Lease, by and among the United States of America, acting by and through the Administrator of General Services and Authorized Representatives, Tariff Building Associates, L.P., and Jayhawk Owner LLC

10.3	Promissory Note by Tariff Building Associates, L.P. in favor of Wachovia Bank, National Association

10.4	Assumption Agreement, by and among Bank of America, N.A., as successor to Wells Fargo Bank, N.A., as trustee for the registered holders of COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2, Tariff Building Associates, L.P., Kimpton Development Opportunity Fund, L.P., Jayhawk Owner LLC and Pebblebrook Hotel, L.P.

10.5	Deed of Trust, Security Agreement, Assignment of Rents and Fixtures Filing dated as of February 23, 2007 by and among Tariff Building Associates, L.P., as borrower, First American Title Insurance Company, as Trustee for the benefit of Wachovia Bank, National Association, as lender

99.1	Press release issued on September 9, 2010.

99.2	Materials about the Hotel Monaco Washington DC.